DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS
DIRECT OPERATING COSTS
The partnership has no key employees or directors and does not remunerate key management personnel. Details of the allocations of costs incurred by Brookfield on behalf of the partnership are disclosed in Note 26. Key decision makers of the partnership are all employees of the ultimate parent company or its subsidiaries, which provides management services under the master services agreement with Brookfield.
Direct operating costs include all attributable expenses except interest, depreciation and amortization, impairment expense, other expenses, and taxes and primarily relate to cost of sales and compensation at the subsidiary level. The following table lists direct operating costs for the year ended 2019, 2018, and 2017 by nature:

(US$ MILLIONS)	2019	2018	2017
Cost of sales	$33,963	$31,539	$20,276
Compensation	4,299	2,530	1,568
Property taxes, sales taxes and other	65	65	32
Total	$38,327	$34,134	$21,876

Inventories recognized as cost of sales for the year ended December 31, 2019 amounted to $23,046 million (2018: $21,421 million, 2017: $12,701 million).
Total lease expenses relating to short-term and low-value leases included in direct costs were $59 million and $14 million, respectively, for the year ended December 31, 2019.